                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Rick D. McCord, R.Ph. and David W. Frauhiger as his true and lawful attorney-in-fact and agent, with full power of substitution, for him, and in his name, place and stead, in any and all capacities to sign Amendment No. 1 to the Registration Statement on Form SB-2 (No. 333-25257) (the "Registration Statement") and any or all amendments or post-effective amendment to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this ____ day of May, 1997.



                                                 ------------------------------
                                                 Philip H. Yielding

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Rick D. McCord, R.Ph. and David W. Frauhiger as his true and lawful attorney-in-fact and agent, with full power of substitution, for him, and in his name, place and stead, in any and all capacities to sign Amendment No. 1 to the Registration Statement on Form SB-2 (No. 333-25257) (the "Registration Statement") and any or all amendments or post-effective amendment to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this ____ day of May, 1997.



                                                 ------------------------------
                                                 Carson A. McDonald